     As filed with the Securities and Exchange Commission on October 5, 1999

                                                     REGISTRATION NO. 333-



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933



                              TRIPATH IMAGING, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                                                      56-1995728
(State or other jurisdiction of incorporation)                                     (I.R.S. Employer Identification No.)

             780 PLANTATION DRIVE, BURLINGTON, NORTH CAROLINA 27215
              (Address of registrant's principal executive offices)




                 AMENDED AND RESTATED 1996 EQUITY INCENTIVE PLAN
                            (Full Title of the Plan)


          JAMES B. POWELL, M.D., PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              TriPath Imaging, Inc.
                              780 Plantation Drive
                        Burlington, North Carolina 27215
                                 (336) 222-9707
            (Name, address and telephone number of agent for service)

                                 with copies to:

                            STEVEN N. FARBER, ESQUIRE
                           MARC A. RUBENSTEIN, ESQUIRE
                               Palmer & Dodge LLP
                                One Beacon Street
                           Boston, Massachusetts 02108
                                 (617) 573-0100


                                           CALCULATION OF REGISTRATION FEE
----------------------------------- -------------------- -------------------- --------------------- ------------------

Title of each class of securities      Amount to be       Proposed maximum      Proposed maximum        Amount of
         to be registered               registered       offering price per    aggregate offering   registration fee
                                                              share(1)              price(1)
----------------------------------- -------------------- -------------------- --------------------- ------------------

Common Stock, $0.01 par value            3,396,293           $5.28125            $17,936,673.00         $4,990.00
----------------------------------- -------------------- -------------------- --------------------- ------------------

(1) Estimated solely for the purpose of determining the registration fee and computed pursuant to Rule 457(h) based upon the average of the high and low sale prices on September 29, 1999 as reported by the Nasdaq National Market System.

          STATEMENT REGARDING INCORPORATION BY REFERENCE FROM EFFECTIVE
                             REGISTRATION STATEMENT

         On October 1, 1999, the Registrant amended its certificate of incorporation to change its name from "AutoCyte, Inc." to "TriPath Imaging, Inc." Pursuant to Instruction E to Form S-8, the contents of the Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission (the "Commission") on December 4, 1997 (File No. 333-41465) relating to the registration of 2,086,325 shares of the Registrant's Common Stock $0.01 par value per share (the "Common Stock") under the Registrant's Amended and Restated Stock 1996 Equity Incentive Plan (the "Plan") is incorporated by reference in its entirety in this Registration Statement, except as to items set forth below. This Registration Statement provides for the registration of an additional 3,396,293 shares of the Registrant's Common Stock to be issued under the Plan.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (File No. 000-22885) filed with the Commission on March 24, 1999.

         (b) The Registrant's Quarterly Report on Form 10-Q for the period ending March 31, 1999 (File No. 000-22885) filed with the Commission on May 14, 1999.

         (c) The Registrant's Quarterly Report on Form 10-Q for the period ending June 30, 1999 (File No. 000-22885) filed with the Commission on August 13, 1999.

         (d) The Registrant's Current Report on Form 8-K filed with the Commission on June 1, 1999, as amended on the Registrant's Current Report on Form 8-K/A filed with the Commission on September 6, 1999.

         (e) The Registrant's Current Report on Form 8-K filed with the Commission on June 23, 1999.

         (f) The Registrant's Current Report on Form 8-K filed with the Commission of October 7, 1999.

         (g) All other reports of the registrant filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year covered by the annual report referred to in (a) above.

         (h) The description of the Registrant's Common Stock contained in its Registration Statement on Form 8-A (File No. 000-22885) filed on July 25, 1997, including any amendment or report filed hereafter for the purpose of updating such description.

         All documents filed after the date of this Registration Statement by the Registrant pursuant to Section 13(a), 13(d), 14 and 15(d) of the Exchange Act and prior to the filing of a post-effective amendment that indicates that all shares of Common Stock offered hereunder have been sold or which deregisters all shares of Common Stock remaining unsold shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such reports and documents.

ITEM 8. EXHIBITS.

      EXHIBIT NUMBER                        DESCRIPTION

                    5.1 Opinion of Palmer & Dodge LLP as to the legality of the securities registered hereunder. Filed herewith.

                   23.1 Consent of Ernst & Young LLP, independent auditors. Filed herewith.

                   23.2 Consent of Ernst & Young LLP, independent auditors. Filed herewith.

                   23.3 Consent of Palmer & Dodge LLP (contained in Opinion of Palmer & Dodge LLP, filed as Exhibit 5.1).

                   24.1 Power of Attorney (set forth on the signature page to this Registration Statement).

                   24.2 Certified resolution of the Board of Directors authorizing Power of Attorney. Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, North Carolina, on this 7th day of October, 1999.

                                      TRIPATH IMAGING, INC.


                                      By: /s/ James B. Powell
                                          --------------------------------------
                                           James B. Powell, M.D.
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY


         We, the undersigned officers and directors of TriPath Imaging, Inc., hereby severally constitute and appoint James B. Powell, Eric W. Linsley and Marc A. Rubenstein, and each of them singly, our true and lawful attorneys-in-fact, with full power to them in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8 including any post-effective amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     SIGNATURE                 TITLE                          DATE


/s/ James B. Powell            President, Chief Executive        October 7, 1999
-------------------------      Officer and Director
James B. Powell, M.D.          (Principal Executive Officer)


/s/ Eric W. Linsley            Chief Financial Officer           October 7, 1999
-------------------------      (Principal Financial Officer)
Eric W. Linsley


/s/ Richard A. Charpie         Director                          October 7, 1999
-------------------------
Richard A. Charpie


/s/ Robert E. Curry            Director                          October 7, 1999
-------------------------
Robert E. Curry

     SIGNATURE                 TITLE                          DATE


/s/ Alan C. Nelson             Director                          October 7, 1999
-------------------------
Alan C. Nelson


/s/ David A. Thompson          Director                          October 7, 1999
-------------------------
David A. Thompson

/s/ Thomas A. Bonfiglio        Director                          October 7, 1999
-------------------------
Thomas A. Bonfiglio

                                  EXHIBIT INDEX


EXHIBIT NUMBER                     DESCRIPTION

      5.1 Opinion of Palmer & Dodge LLP as to the legality of the securities registered hereunder.

      23.1     Consent of Ernst & Young LLP, independent auditors.

      23.2     Consent of Ernst & Young LLP, independent auditors.

      23.3 Consent of Palmer & Dodge LLP (contained in Opinion of Palmer & Dodge LLP, filed as Exhibit 5.1).

      24.1 Power of Attorney (set forth on the signature page to this Registration Statement).

      24.2 Certified resolution of the Board of Directors authorizing Power of Attorney.